OSTERWEIS FUND - OSTFX
OSTERWEIS STRATEGIC INCOME FUND - OSTIX
OSTERWEIS STRATEGIC INVESTMENT FUND - OSTVX
OSTERWEIS EMERGING OPPORTUNITY FUND - OSTGX
OSTERWEIS TOTAL RETURN FUND - OSTRX

Supplement dated August 30, 2019 to the
Statement of Additional Information (“SAI”)
dated June 28, 2019, as supplemented

The Board of Trustees of Professionally Managed Portfolios (the "Trust") regrets to inform its shareholders that Dorothy A. Berry, Chairperson of the Trust, has passed away at the age of 75, and therefore, no longer serves on the Board of Trustees. Ms. Berry brought a unique perspective to the Board because of the various roles she held in the investment community, including serving as a member of the Board of Governors of the Investment Company Institute and the Board of Governors of the Independent Directors Council. The Trust will miss her extensive leadership skills and the clear guidance she brought to the PMP Board.

At a meeting held by the Board of Trustees on August 22, 2019, the Trustees appointed Eric W. Falkeis to be the Chairperson of the Board. Mr. Falkeis has served as a Trustee on the Board since 2011 and brings with him broad executive and operational experience in the financial investment industry.

Accordingly, all references to Ms. Berry are removed and Mr. Falkeis is designated as the Chairperson going forward.

Please retain this Supplement with your SAI.